                                LEASE AGREEMENT

THIS INDENTURE OF LEASE, made on this 30th day of October 1998, by Allan H. Smith, Real Estate Ltd. (hereinafter called "Agent"), Agent for SYCAMORE STREET ASSOCIATES, a Pennsylvania Partnership with Offices at 301 South State Street, Newtown, Pennsylvania (hereinafter called "Landlord") and YARDVILLE NATIONAL BANK or a subsidiary thereof (hereinafter called "Tenant"),

                                  WITNESSETH:

LEASED PREMISES : Landlord hereby leases to Tenant and Tenant hereby rents from Landlord that portion of the building premises (hereinafter called the "premises", "leased premises" or "demised premises") more fully described as that building having the address of 295 North Sycamore Street, Newtown Township, Pennsylvania (which is a part of a larger commercial/residential complex containing approximately two acres) with the right to the non exclusive use, in common with others entitled to use same, of all such automobile parking areas, driveways, malls courts, corridors and footways, loading facilities and other facilities as may be designated by Landlord, subject however to the terms and conditions of this Indenture of Lease and the General Lease Provisions attached hereto and made a part hereof (hereinafter collectively referred to as "Lease"), and to reasonable rules and regulations for the use thereof prescribed from time to time by the Landlord. Premises are to be delivered to Tenant in the condition they were in when first inspected by Tenant with the exception that the southeast corner of the building where the previous tenant housed their "ATM" machine shall be restored so as to appear as if the "ATM" machine was ever located there. Landlord will have the exterior of the premises professionally cleaned and painted within sixty (60) days after this lease is executed however in the event Tenant elects to cancel this lease as set forth under the paragraph below headed, "Termination



                                       I

Option," Tenant shall reimburse Landlord for the cost of said cleaning and painting within thirty days of said termination.

LENGTH OF TERM : This lease shall commence on the date of possession and expire five ( 5) years from the Rental Commencement Date set forth below or, provided that the Rental Commencement Date falls on a day other than the first day of a month, five (5) years plus that period between the odd day on which the third year anniversary of the Rental Commencement Date falls and the first day of the following month.

RENEWAL OPTION : Provided the tenant has complied with all the terms and conditions contained herein, this lease shall automatically renew for three (3) successive five (5) year periods unless Tenant provides Landlord written notice of its intention not to renew said lease at least six (6) months prior to the expiration date of the original term of this lease or six (6) months prior to the commencement date of any renewal option.

POSSESSION : Tenant will take possession of the Premises on November 1, 1998 or the date Landlord provides Tenant unlimited access to the premises evidenced by Landlord's providing Tenant a key to the premises.

RENTAL COMMENCEMENT DATE : Minimum Rent and the Tenant's Share of Taxes Insurance and Operating Costs, as set forth below, will become due and payable on November 1, 1998, said date being referred to herein as the "Rental Commencement Date".

TERMINATION OPTION : From the period commencing November 1, 1998 and ending May 31, 1999 Tenant shall have the option of terminating this lease should the Pennsylvania Department of Banking and/or the Office of the Comptroller of Currency fail to grant to tenant the necessary approvals for Tenants' use of the Premises provided Tenant has made its best efforts to obtain said approvals. In the event Tenant exercises this option and terminates this lease during the aforementioned period, any rent that has been paid to Landlord regardless of whether the lease has commenced will be forfeited. In addition, at the Landlord's sole option Tenant will either restore the premises to the condition they were in at the commencement of this lease or, in the alternative, accept the premises with any improvements made by Tenant. In the event Tenant does not exercise this option during the aforementioned time

                                       II
period, then in such case this lease agreement will continue as if this paragraph had never existed.

MINIMUM RENT : The fixed minimum rent for each year of the term of this lease shall be FIFTY SIX THOUSAND AND FIFTY DOLLARS ($56,050.00) payable in twelve
(12) equal monthly installments (the first of which is due at the time of the Tenant's execution of this lease) due on or before the first day of each month, in advance, at the office of the Landlord or at such other place as may be designated by Landlord from time to time, without any prior demand therefore and without any deduction or setoff whatsoever. In the event that the term of this lease shall commence on a day other than the first day of a month, Tenant shall pay fixed minimum rent in advance for the fractional month on a per diem basis calculated on the basis of a thirty (30) day month.

INCREASES IN MINIMUM RENT : During each and every year of this lease and any renewal periods, the Tenant's minimum annual rent shall be increased on the anniversary date of the lease by two percent of the preceding years rent. In the event the Tenant elects to renew its lease as provided for in this lease, the rent for the first year of any renewal period shall be arrived at by multiplying the previous years Minimum Rent by any increase in the United States Urban Wage Earners Consumer Price Index ("CPI") for the preceding five years less ten percent(1) In the event the United States Urban Wage Earners Consumer Price Index is replaced by agencies of the United States Government with a new index, then the new index shall be used. In the event no such index is in use by the United States Government than annual increases in rent shall be determined by an index jointly agreed upon by Landlord and Tenant.

-----------
(1) By way of example if in the first year of the lease the annual rent is $56,050.00 then in the second year the rent would be $57,171.00, for year three $58,314.42, for year four $59,480.71 and year five $60,670.32. Then if the lease was renewed and assuming the CPI had increased by a total of twenty percent over the preceding five years the rent for year six would be arrived at by adding to years five rent of $60,670.32 the twenty percent increase in CPI less the ten percent (two percent each year) the rent had already risen over the past five years. Hence years six rent would be $66,737.35 ($60,670.32 *1.10). For years seven through ten the rent would increase annually by two percent as before and then if the tenant elected to renew the lease again the same adjustment would be made reflecting the actual increase in CPI for that time period.

                                      III

TENANT'S MINIMUM SHARE OF TAXES, INSURANCE AND OPERATING COSTS : During each year of this lease, or part thereof, Tenant shall pay to Landlord as a minimum, that amount of the Landlord's property taxes, insurance and operating costs as described in Section 4.02 of the attached General Lease Provisions. Tenant's share of said taxes, insurance and operating costs will be calculated by multiplying the total of said operating costs by the percentage arrived at by dividing the gross square footage of the leased premises by the total first floor square footage of the complex. During the first year of occupancy it is estimated that this calculation will result in an expense equal to EIGHTEEN THOUSAND TWO HUNDRED AND NINETY DOLLARS ($18,290.00) which shall be payable by Tenant in equal monthly installments together with Tenant's Minimum Rent. Tenant reserves the right to audit any expenses for taxes, insurance and operating costs and all said expenses should be reasonable and customary.

INSPECTIONS: Tenant, at its sole expense may have the premises inspected to assure the structural, mechanical, plumbing, heating and electrical components of the premises are all in good working order and that there is no insect infestation nor any environmental hazards. In the event said inspection(s) produce written report(s) which reveal that repairs or maintenance are necessary, the Tenant shall have the option of canceling this lease unless the Landlord agrees to address all of the defects discovered by said inspections and for which action is requested by Tenant within sixty days of Tenant's written request to Landlord itemizing the said defects for which repair is sought.

USE OF PREMISES : Tenant shall use the leased premises, subject to the provisions of the Lease Agreement attached hereto, solely as a financial services institution. Tenant will be responsible for obtaining all occupancy, use, and other like approvals necessitated by Tenant's use of the Premises.

SOLE BANK USE: Landlord warrants that during the term of this lease it will not lease any other portion of the complex for a retail banking facility.

LEASE DOCUMENTS : In addition to this Lease Agreement, this Lease shall for all purposes be deemed to include as though set out in full within this Lease Agreement the following attached document: General Lease Provisions consisting of thirty (30) pages.


                                       IV

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have hereunto set their hands and seals the day and year first above written.

                                        ALLAN H. SMITH REAL ESTATE LTD.

                                             By_______________________

                                        TENANT
                                        YARDVILLE NATIONAL BANK



WITNESS ____________________            By____________________________



WITNESS ____________________            Attest________________________


                                        SYCAMORE STREET ASSOCIATES

                                        BY____________________________


                                        Attest________________________



                                       V

                       INDEX TO GENERAL LEASE PROVISIONS

ARTICLE I
POSSESSION
SECTION 1.01. Prior Access to Premises                                     1
SECTION 1.02. Failure of Tenant to Open and Remain Open                    1
SECTION 1.03. Tenant's Work                                                1
SECTION 1.04. Violations                                                   1
SECTION 1.05. Acceptance                                                   2

ARTICLE II
CONDUCT OF BUSINESS BY TENANT
SECTION 2.01. Use of Premises                                              1
SECTION 2.02 Covenants regarding Environmental Compliance                  2
SECTION 2.03. Injurious Acts                                               4
SECTION 2.04. Licenses, Permits, Etc.                                      4

ARTICLE III
RENT
SECTION 3.01. Minimum Rental; Late Charges                                 5
SECTION 3.02. Place of Payment                                             5
SECTION 3.03. No Accord and Satisfaction                                   5

ARTICLE IV
COMMON USE AREAS, FACILITIES & SERVICES
SECTION 4.01. Control of Common Use Areas and Services                     5
SECTION 4.02. Tenant's Share of Costs of Common Facilities
              and Services                                                 6

ARTICLE V
UTILITY CHARGES
SECTION 5.01. Utility Charges                                              6

ARTICLE VI
REPAIRS AND ALTERATIONS
SECTION 6.01. Responsibility for Repairs                                   7
SECTION 6.02. Tenant's Right to Make Alterations                           7
SECTION 6.03. Contractors and Labor                                        8

ARTICLE VII
MECHANICS LIENS
SECTION 7.01. Tenant Shall Discharge All Liens                             8

ARTICLE VIII
AFFIRMATIVE COVENANTS OF TENANTS
SECTION 8.01. Compliance with Laws                                         8
SECTION 8.02. Notice of Accident, Etc.                                     8
SECTION 8.03. Loading and Unloading                                        8
SECTION 8.04. Refuse, Etc.                                                 9
SECTION 8.05. Heat                                                         9
SECTION 8.06. Parking                                                      9
SECTION 8.07. Rules and Regulations                                        9
SECTION 8.08. Payment of Rent                                              9
SECTION 8.09. Surrender of Premises                                        9

ARTICLE IX
NEGATIVE COVENANTS OF TENANT
SECTION 9.01. Machinery, Loud Speakers, Etc.                               9
SECTION 9.02. Acts Injurious to Insurance                                 10
SECTION 9.03. Awnings, Etc.                                               10
SECTION 9.04. Auctions, Etc.                                              10

ARTICLE X
SIGNS
SECTION 10.01. Landlord's Approval                                        10
SECTION 10.02. Permits                                                    10
SECTION 10.03. Maintenance                                                10

ARTICLE XI
INSPECTION OF PREMISES AND ACCESS THERETO
SECTION 11.01. Inspection of Premises; Repairs                            11
SECTION 11.02. Displaying "For Sale" or "For Rent" Signs                  11
SECTION 11.03. Installation of Equipment, Etc.                            11
SECTION 11.04. No Implied Eviction                                        11

ARTICLE XII
INDEMNIFICATION
SECTION 12.01. Indemnification                                            11
SECTION 12.02. Occupancy at Tenant's Risk                                 12
SECTION 12.03. Release of Liability                                       12
SECTION 12.04. Notice of Fire or Accident                                 12

SECTION 12.05. Litigation Involving Landlord                              12
SECTION 12.06. Limit of Landlord's Liability - Non Recourse               12

ARTICLE XIII
INSURANCE
SECTION 13.01. Required Coverages                                         13
SECTION 13.02. Additional Coverages                                       13
SECTION 13.03. Designated Insureds; Endorsements; Evidence
                of Insurance                                              14
SECTION 13.04. No Injurious Acts                                          14
SECTION 13.05. Failure to Maintain Required Coverage                      14

ARTICLE XIV
TRADE FIXTURES
SECTION 14 01. Title to Property and Removal                              15
SECTION 14.02. Failure to Remove                                          15

ARTICLE XV
ASSIGNING, MORTGAGING, SUBLETTING
SECTION 15.01. Landlord's Consent                                         15
SECTION 15.02  Costs of Assignment or Subletting; Agency                  15

ARTICLE XVI
SUBORDINATION
SECTION 16.01. Mortgages, Etc.                                            16
SECTION 16.02. Utility Easements, Etc.                                    16
SECTION 16.03. Execution of Documents                                     16

ARTICLE XVII
TENANT'S DEFAULT
SECTION 17.01. Insolvency, Etc.                                           17
SECTION 17.02. Failure to Pay Rent or Perform Other Obligation            17
SECTION 17.03. Scope                                                      18

ARTICLE XVIII
REMEDIES OF LANDLORD UPON TENANT'S DEFAULT
SECTION 18.01. Right to Relet; Damages for Breach                         18
SECTION 18.02. Right to Terminate                                         19
SECTION 18.03. Damages Upon Termination or Re-Entry                       19
SECTION 18.04. Waiver of jury Trial                                       20
SECTION 18.05. Recovery of Legal Expenses                                 20
SECTION 18.06. Acceleration of Rent                                       20
SECTION 18.07. Default Prior to Possession                                20

SECTION 18.08  All Remedies Cumulative; Injunctive Relief                 21
SECTION 18.09  Joint and Several Liability                                21
SECTION 18.10. No Designation of Credits                                  21

ARTICLE XIX
WAIVERS AND MODIFICATIONS
SECTION 19.01. Failure to Enforce No Waiver                               21
SECTION 19.02. Executory Agreements to be in Writing                      21
SECTION 19.03. Surrender to be in Writing                                 22
SECTION 19.04. Acceptance of Rents No Waiver of Breach                    22
SECTION 19.05. Financing Requirements                                     22

ARTICLE XX
FINANCING AGREEMENT
SECTION 20.01. Execution Prohibited                                       22

ARTICLE XXI
CUSTOM AND USAGE
SECTION 21.01. Not Created by Failure to Enforce                          22

ARTICLE XXII
SURRENDER AND HOLDOVER
SECTION 22.01. Damages Upon Failure to Surrender                          23
SECTION 22.02. Consensual Holdover                                        23
SECTION 22.03. Tenant's Liability for Resulting Damages                   23

ARTICLE XXIII
ADDITONAL CONSTRUCTION
SECTION 23.01. Rights Reserved to Landlord                                23

ARTICLE XXIV
DAMAGE OR DESTRUCT10N OF PREMISES
SECTION 24.01. Total or Partial Destruction                               24
SECTION 24.02. Partial Destruction of Complex                             24

ARTICLE XXV
EMINENT DOMAIN
SECTION 25.01. Total Condemnation                                         24
SECTION 25.02  Total Parking Area                                         25
SECTION 25.03  Partial Condemnation                                       25
SECTION 25 04. Partial Condemnation of Parking Area                       25
SECTION 25.05. Landlord's Damages                                         26
SECTION 25.06. Tenant's Damages                                           26

ARTICLE XXVI
NO OFFER OR OPTION
SECTION 26.01. No Offer or Option                                         26
SECTION 26.02. Execution and Delivery                                     26

ARTICLE XXVII
AGENCY
SECTION 27.01. No Liability of Agent                                      26

ARTICLE XXVIII
SUCCESSORS AND ASSIGNS
SECTION 28.01. Binding Effect                                             27

ARTICLE XXIX
FORCE MAJEURE
SECTION 29.01. Delay or Non-Performance Excused                           27

ARTICLE XXX
OFFSET STATEMENT
SECTION 30.01. Duty of Tenant to Furnish                                  27
SECTION 30.02. Attornment                                                 28

ARTICLE XXXI
SECTION 31.01. Manner and Place of Service                                28

ARTICLE XXXII
INTERPRETATION
SECTION 32.01. Entire Agreement                                           28
SECTION 32.02. Amendment                                                  29
SECTION 32.03. Captions                                                   29
SECTION 32.04. Controlling Law                                            29
SECTION 32.05. Venue                                                      29
SECTION 32.06  Negation to Personal Liability                             29

ARTICLE XXXIII
BROKERAGE COMMISSIONS
SECTION 33.01. Tenant's Warranty                                          29

                            GENERAL LEASE PROVISIONS

                                   ARTICLE I
                                   POSSESSION

         SECTION 1.01. Prior Access to Premises. At any time prior to the delivery of possession of the demised premises as aforesaid, Tenant, its agents, servants and contractors shall have the right, after receiving approval from Landlord, to enter upon the demised premises for the purpose of taking measurements therein, and for making mechanical, structural, environmental and insect infestation inspections but for no other purpose.

         SECTION 1.02. Failure of Tenant to Open and Remain Open. Tenant agrees that upon receiving possession of the demised premises from Landlord it will with due diligence proceed to install such fixtures and equipment and to perform such other work as shall be necessary or appropriate in order to prepare the demised premises for the opening of business. In the event that Tenant does not open the demised premises for the conduct of its business fully fixtured, stocked and staffed within one hundred and eighty (180) days after receiving possession of the demised premises from Landlord, Landlord, in addition to all other remedies hereunder, shall have the option of terminating this Lease by giving Tenant written notice of such termination whereupon this Lease shall be terminated. Tenant further agrees that once the demised premises are open for business, Tenant agrees to continuously occupy and remain open for business during the entire term of this Lease. Should Tenant close its business at the leased premises for reasons other than those beyond the Tenant's control for more than forty five (45) consecutive days, Tenant shall be in default of this Lease.

         SECTION 1.03. Tenant's Work. Tenant has inspected the Premises and is accepting them in the condition they were in as of the date of this lease. At the expiration of this lease Landlord shall have the option of requiring Tenant to either return the Premises to the condition they were in on the date of the execution of this lease or accept the Premises with Landlords improvements. No other changes may be made by Tenant to the Premises without the advance written permission of Landlord.

         SECTION 1.04. Violations. Landlord agrees that upon the date of delivery of possession to the Tenant, the demised premises shall be reasonably free of all violations, orders, or notices of violations of all public authorities.

         SECTION 1.05. Acceptance. By occupying the leased premises as a Tenant, or by installing fixtures, facilities or equipment, or by performing finishing work, Tenant shall be deemed to have accepted the demised premises and to have acknowledged that the premises are in the condition required by this Lease.

                                   ARTICLE II
                         CONDUCT OF BUSINESS BY TENANT

         SECTION 2.01. Use of Premises. Tenant shall use and occupy the demised premises solely for the conduct of the business herein elsewhere set forth. Tenant will not use or permit or suffer the use of the leased premises for any other business or purpose. The authorization of the use of the premises for the business purpose set forth herein shall not constitute a representation by Landlord that such use of the premises is now or will continue to be permitted or lawful under applicable laws or regulations.

         SECTION 2.02 Covenants Regarding Environmental Compliance.

         2.02(a) Tenant will not use, generate, manufacture, produce, store, release, discharge, or dispose of on, under or about the premises or the Complex any Hazardous Substance (as defined below) or allow any other person or entity to do so except in minor amounts under conditions permitted by applicable laws.

         2.02(b) Tenant shall keep and maintain the premises in compliance with, and shall not cause or permit the premises to be in violation of any Environmental Law, as defined below.

         2.02(c) Tenant shall give prompt written notice to Landlord of:

                  (1) any proceeding or inquiry by any governmental authority with respect to the presence of any Hazardous Substance on the premises or the migration thereof from or to other property;

                  (2) all claims made or threatened by any third party against Tenant or as the result of Tenant's activities, relating to any loss of injury resulting from any Hazardous Substance; and

                  (3) Tenants discovery of any occurrence or condition on any real property adjoining or in the vicinity of the premises that could cause the premises or any part thereof to be subject to the restrictions on the ownership, occupancy, transferability or use of the premises under any Environmental Law.

         2.02(d) Tenant shall protect, indemnify and hold harmless Landlord, its directors, officers, employees, agents, successors and assignees from and against any and all loss, damage, cost, expense or liability (including reasonable attorney fees and costs) directly or indirectly arising out of or attributable to the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, or presence of a Hazardous Substances as the result of Tenant's occupancy of the premises on, under or about the premises, including without limitation (i) all foreseeable consequential damages and (ii) the costs of any required or necessary repair, cleanup or detoxification of the premises and the preparation and implementation of any closure, remedial or other required plans. The foregoing environmental indemnity shall survive the expiration or termination of this Lease and/or any transfer of all or any portion of the premises, or of any interest in this Lease, and shall be governed by the laws of the state in which the premises are located.

         2.02(e) In the event that any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") is reasonable, necessary or desirable as the result of Tenant's activities under any applicable local, state or federal law or regulation, any judicial order, or by any governmental or non-governmental entity or person because of or in connection with, the current or future presence, suspected presence, release or suspected release of a Hazardous Substance in or into the air, soil, ground, water, surface water or soil vapor at, or about, under or within the premises or any portion thereof, as the result of Tenant's activities on the premises, Tenant shall within thirty
(30) days after written demand for performance thereof by Landlord (or such shorter period of time as may be required under any applicable law, regulation, order or agreement), commence and thereafter diligently prosecute to completion, all such Remedial Work. All Remedial Work shall be performed by contractors approved in advance by Landlord, and under the supervision of a consulting engineer approved by Landlord. All costs and expenses of such Remedial Work shall be paid by Tenant including, without limitation, Landlord's reasonably attorney fees and costs incurred in connection with monitoring or review of such Remedial Work. In the event Tenant shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Landlord may, but shall not be required to, cause such Remedial Work to be performed and all costs and expenses thereof, or incurred in connection therewith, shall become immediately due and payable as additional rent to the Landlord from the Tenant.

         2.02(f) Representations and Warranties relating to Environmental
Matters

                  (1) Tenant represents and warrants to Landlord that:

                           (a) The Tenant is not in violation of or subject to
any existing, pending or threatened investigation by any governmental authority under any Environmental Law.

                           (b) Tenant has not and is not required by any
Environmental Law to obtain any permits or license to construct or use any improvements, fixtures or equipment forming a part of the premises.

                           (c) Tenant's intended use of the premises will not
result in the disposal or release of any Hazardous Substance on or to the Property.

                  (2) Landlord represents and warrants to Tenant that:

                           (a) The Landlord is not in violation of or subject to
any existing, pending or threatened investigation by any governmental authority under any Environmental Law.

                           (b) That Landlord is not aware of the presence of any
Hazardous Substance at the Complex.

                           (c) That Landlord shall indemnify and hold harmless
Tenant from and against any and all claims, losses, liabilities, damages, costs, and expense, including, without limitations, attorneys' fees and costs, arising out of or in any way connected with the use, manufacture, storage, or disposal of Hazardous Substances by any other of Landlord's tenant; the Landlord; and/or the predecessors in title to the premises and if there is found to be

Hazardous Substances or material on, under, or about the premises, including, without limitation, the cost of any required or necessary repair, clean-up, or detoxification, and the preparation of any closure or other required plans in connection therewith. The indemnity obligations of Landlord under this clause shall survive any termination of the Lease. Any expense incurred by Landlord attributable to the Hazardous Substances referred to in this subparagraph shall not be passed on to the Tenant as a part of Tenant's minimum rent and Tenant's share of costs of taxes, operating expenses, insurance, common facilities and services.

         2.02(g) Definitions

                  (1) "Environmental Law" means any federal, state or local law, statute, ordinance, or regulation pertaining to health, industrial hygiene, or the environmental conditions on, under or about the Complex, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA") as amended, 42 U.S.C. Sections 9601 et seq., and the Resource Conservation and Recovery Act of 1976 ("RCRA")., 42 U.S.C. Sections 6901 et seq.

                  (2) The Term "Hazardous Substance(s)" includes without limitation:

                           (a) Those substances included within the definitions
of "hazardous substances," or "solid waste" in CERCLA, RCRA, and the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq., and in the regulations promulgated pursuant to said laws;

                           (b) those substances listed in the United States
Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

                           (c) such other substances, materials and wastes which
are or become regulated under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state or local laws or regulations; and

                           (d) any materials, waste or substance which is (i)
asbestos, (ii) polycholorinated biphenyls, (iii) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Sections 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. Section 1317); (iv) explosives or (v) radioactive.

         SECTION 2.03. Injurious Acts. Tenant shall not perform any acts or carry on any practices which may injure the building or be a nuisance or menace to other tenants and business invitees of Tenant and the general public in the complex.

         SECTION 2.04. Licenses, Permits, Etc. Tenant shall be solely responsible for obtaining all licenses, permits, or certificates of occupancy which may be required by any governmental agency or authority, which Tenant shall obtain at its sole cost and expense.

                                  ARTICLE III
                                      RENT

         SECTION 3.01. Minimum Rental; Late Charges. Tenant covenants and agrees to pay to Landlord the minimum annual rental hereinbefore reserved, payable in advance in equal monthly installments without deduction or set-off, on the first day of each calendar month during the term hereof, commencing upon the rental commencement date hereinbefore set forth. In addition to all other rights which Landlord may have pursuant to this Lease, Landlord shall have the right to demand and receive from Tenant in addition to the rent hereinbefore reserved, an additional sum of five percent (5%) of each monthly installment of rent not paid within ten (10) days after the due date thereof as and for a late charge.

         SECTION 3.02. Place of Payment. Tenant will promptly pay all rentals, additional rentals and other charges by cash or check made payable to: Sycamore Street Associates in care of Allan H. Smith, Real Estate, Ltd. and shall be made at its offices located at The Stocking Works, 301 South State Street, Newtown, PA 18940, or at such other place as Landlord shall designate in writing.

         SECTION 3.03. No Accord and Satisfaction. No acceptance by Landlord of a lesser sum that the Minimum Rent, Percentage Rent, additional rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed an accord and satisfaction, and Landlord may accept such check or payment as rent without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

                                   ARTICLE IV
                   COMMON USE AREAS, FACILITIES AND SERVICES

         SECTION 4.01. Control of Common Use Areas and Services. All facilities and services furnished by Landlord in the Complex and designated for the general use, in common, of occupants of the Complex, including Tenant hereunder, their officers, agents, employees and customers, including, but not limited to, parking areas, streets, sidewalks, canopies, roadways, loading platforms, washrooms, shelters, ramps, landscaped areas and other similar facilities, shall at all times be subject to the exclusive control and management of Landlord and Landlord or its agent shall have the right from time to time to change the area, level, location and arrangement of such parking areas and other facilities above referred to; to restrict parking by tenants and their employees to employee parking areas; and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the common facilities and services. None of the aforementioned actions however, shall reduce the amount of available parking presently serving the complex. Landlord shall also be responsible for maintaining adequate lighting in the parking area to allow for the safety of tenant's employees and customers.

         SECTION 4.02. Tenant's Share of Cost of Taxes, Insurance, Common Facilities and Services. In each lease year Tenant will pay to Landlord as additional rent hereunder such proportion of Landlord's taxes, insurance, and operating cost of common facilities and services as the gross floor area of the demised premises bears to the gross rentable first floor area available to be leased of all the buildings of Landlord in the Complex, subject to the minimum sum payable in respect of such common facilities and services hereinbefore reserved. For the purpose of this paragraph the word "taxes" shall include all taxes attributable to improvements now or hereinafter made to the complex or any part thereof or attributable to the present or future installation in the complex or any part thereof, of fixtures, machinery or equipment, all real estate taxes, assessments, water and sewer fees, rents or charges, and other governmental impositions and charges of every kind and nature whatsoever, nonrecurring as well as recurring, special or extraordinary as well as ordinary, foreseen and unforeseen and each and every installment thereof, which shall or may during the term of this lease be levied, assessed or imposed, or become due and payable or become liens upon, or arise in connections with the use, occupancy or possession of, or any interest in, the Complex or any part thereof, or any land, buildings or other improvements therein. In addition, for the purpose of this paragraph, insurance, operating costs and expenses shall include those expenses or costs incurred by Landlord in operating, managing, equipping, lighting, repairing, and maintaining said facilities and services, including, without limitation, landscaping, water, sewer, electric, gas, sanitary control, cleaning, lighting, snow removal, resurfacing, painting, fire protection, public liability and property damage insurance, fire insurance, extended coverage, difference in conditions, boiler and machinery vandalism and malicious mischief insurance, rent insurance, repairs and policing, including the cost of personnel to implement such services and maintain such facilities, plus fifteen percent (15%) of all the foregoing costs to cover administrative and overhead costs. The annual charge shall be computed on the basis of twelve (12) consecutive calendar months as designated by Landlord, and shall be paid by Tenant in equal monthly or semi-annual installments at Landlord's option in advance upon demand by Landlord. Tenant shall be permitted to review the records of said operating costs at Landlord's offices during regular business hours. In the event, at the end of the aforementioned twelve (12) consecutive calendar month period, it is determined Tenant's payments to Landlord for said operating, costs were less than the Tenant's actual share of said operating costs thereby creating a shortfall, then, in such case, Tenant agrees to reimburse Landlord for said shortfall within thirty (30) days after Tenant's receives notice of such shortfall from the Landlord or Landlord's agent. In the event that the aforesaid sums payable as additional rent shall not be paid by Tenant within ten (10) days after demand therefore by Landlord, then Tenant shall pay, in addition to all such charges, an additional late charge of ten percent (10%) of the amount of additional rent due.

                                   ARTICLE V
                                UTIOLITY CHARGES

         SECTION 5.01. Utility Charges. In addition to all rentals herein specified (including common area utility charges as described in Section 4.02), Tenant shall pay for all utilities used or consumed in or upon the demised premises which are separately metered, including all water and sewer charges, as and when the charges therefore shall become due and payable.

                                   ARTICLE VI
                            REPAIRS AND ALTERATIONS

         SECTION 6.01. Responsibility for Repairs. During the term of this lease Landlord will keep the roof, the exterior walls and the structural integrity of the premises, excepting any work done by Tenant and any glass or doors, in proper repair, provided that in each case Tenant shall have given Landlord prior written notice of the necessity of such repairs. After the first year's anniversary of this lease, Tenant will keep the interior of the demised premises, which includes but is not limited to, all electrical, plumbing, heating, air conditioning and other mechanical installations therein, all doors, and all plate glass and door and window glass, whether or not the same were initially furnished and installed by landlord, in good order, accomplishing any and all repairs, alterations, replacements and modifications at its own expense and using materials and labor of kind and quality equal to the original work, and will surrender the demised premises at the expiration or earlier termination of this lease in as good condition as when received, excepting only deterioration cause by ordinary wear and tear and damage by fire or other casualty of the kind insured against in standard policies of fire insurance with extended coverage. During the first year of this lease Landlord will be responsible for the aforementioned maintenance and repairs. Except as hereinabove provided, after the first year's anniversary of this lease, Landlord shall have no obligation to repair, maintain, alter, replace or modify the demised premises or any part thereof, or any plumbing, heating, electrical, air conditioning or other mechanical installation therein. Landlord reserves the right to have all mechanical equipment within the premises serving Tenant routinely maintained, such cost for said maintenance to be borne solely by the Tenant. Under no circumstances shall Landlord be obligated to repair, replace or maintain any plate glass or door or window glass.

         SECTION 6.02. Tenant's Right to Make Alterations. Tenant covenants and agrees it will not make any alterations, improvements or additions to the demised premises during the term of this lease or any extension thereof without first obtaining the written consent of Landlord. Tenant will not cut or drill into, or secure any fixture, apparatus or equipment of any kind to any part of the demised premises without first obtaining the written consent of Landlord. All alterations, improvements and additions made by Tenant as aforesaid shall remain upon the premises at the expiration or earlier termination of this lease and shall become the property of Landlord unless Landlord shall, prior to or after the termination of this lease, have given written notice to Tenant to remove same, in which event Tenant shall remove such alterations, improvements and additions and restore the premises to the same good order and condition in which it was at the commencement of this lease. Should Tenant fail so to do, Landlord may do so, collecting at Landlord's option the cost and expense thereof from Tenant as additional rent. All of such alterations, improvements or additions shall be made solely at the expense of the Tenant; and the Tenant agrees to protect, indemnify and save harmless the Landlord on account of any injury to third persons or property, by reason of any such changes, additions or alterations, and to protect, indemnify and save harmless Landlord from the payment of any claim of any kind or character on account of bills for labor or materials furnished or claimed to have been furnished in connection therewith. Tenant agrees to procure all necessary permits before undertaking such work and to do all such work in a good and workmanlike manner employing materials of first quality and complying with all applicable governmental requirements. Notwithstanding the above, Landlord agrees that the Tenant may remove all ATM systems and drive-in systems that they installed upon the termination of this lease.

         SECTION 6.03. Contractors and Labor. To the end that there shall be no labor dispute which would interfere with the construction, completion or operation of the whole Complex or with any other work being carried on therein, in connection with any construction, alteration, fixturing or other work to be done upon the demised premises, Tenant shall engage the services of only such contractors and subcontractors as will work in harmony with each other, with those of landlord and with any others then working in the whole Complex and Tenant shall employ and shall require its contractors and subcontractors to employ only such laborers as will work in harmony with all other laborers then working in the Complex.

                                  ARTICLE VII
                                MECHANICS LIENS

         SECTION 7.01. Tenant Shall Discharge All Liens. Tenant shall promptly pay all contractors and materialmen so as to minimize the possibility of a mechanic's or materialman's lien attaching to the leased premises. Should any such lien be made or filed, Tenant shall bond against or discharge the same within thirty (30) days after Tenant receives notice of entry of the lien, and in the event that Tenant shall fail to do so, Landlord may discharge the lien by payment of the amount secured thereby, and any amount so paid by Landlord, along with any attorney's fees or other costs relating to the discharge of such lien, shall be deemed additional rent and shall be immediately payable by Tenant to Landlord.

                                   ARTICLE VIII
                        AFFIRMATIVE COVENANTS OF TENANTS

         SECTION 8.01. Compliance with Laws. Tenant agrees to comply with any and all requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Tenant or its use of the demised premises, and save Landlord harmless from penalties, fines, costs, expenses or damages resulting from failure to do so.

         SECTION 8.02. Notice of Accident, Etc. Tenant agrees to give to Landlord prompt written notice of any accident, fire or damage occurring on or to the demised premises within twenty-four (24) hours of any such occurrence.

         SECTION 8.03. Loading and Unloading. Tenant agrees that all loading and unloading of goods shall be done only at such times in the areas and through such entrances as may be designated for such purposes by Landlord. Trailers or trucks shall not be permitted to remain parked overnight, in any area of Complex, whether loaded or unloaded.

         SECTION 8.04. Refuse, Etc. Tenant agrees to keep all garbage and refuse in the kind of container specified by Landlord and to place the same outside of the premises prepared for collection in the manner and at the times and places specified by Landlord, and in accordance with municipal regulations; to keep the outside areas immediately adjoining the premises clean and free from ice and snow and not to burn, place or permit any rubbish, obstructions or merchandise in such areas; and to keep the demised premises clean, orderly, sanity and free from objectionable odors and from insects, vermin and other pests.

         SECTION 8.05. Heat. Tenant agrees to keep the demised premises sufficiently heated to prevent freezing of water in pipes and fixtures.

         SECTION 8.06. Parking. Tenant agrees for itself and its employees to park their cars only in those portions of the parking area as may be designated for that purpose by Landlord.

         SECTION 8.07. Rules and Regulations. Tenant agrees to comply with all reasonable rules and regulations of Landlord in effect at the time of the execution of this lease or at any time or times, and from time to time, promulgated by Landlord, which Landlord in its sole discretion shall deem necessary in connection with the demised premises, the building of which the demised premises are a part, or the Complex, including the installation of such fire extinguishers, smoke alarms and other safety equipment as Landlord may reasonably require.

         SECTION 8.08. Payment of Rent. Tenant agrees to pay all rent and all other charges payable as rent immediately when due, and to comply with all other terms and conditions of the within lease.

SECTION 8.09. Surrender of Premises. At the expiration or sooner termination of the tenancy hereby created, Tenant shall surrender the leased premises in the same condition as the leased premises were in upon delivery of possession thereto under this lease, reasonable wear and tear excepted, and damage by unavoidable casualty excepted, and shall surrender all keys for the leased premises to Landlord or its Agent at the place then fixed for the payment of rent and shall inform Landlord or its Agent of all combinations on locks, safes and vaults, if any, in the leased premises. Tenant shall remove all its trade fixtures before surrendering the premises as aforesaid and shall repair any damage to the leased premises caused thereby. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this lease.

                                   ARTICLE IX
                          NEGATIVE COVENANTS OF TENANT

         SECTION 9.01. Machinery, Loud Speakers, Etc. Tenant agrees that it will not, without the prior consent in writing of Landlord, use or operate any machinery which, in Landlord's opinion, is harmful to the building or disturbing to other tenants in the building of which the demised premises is a part; nor shall Tenant use any loud speakers, televisions, phonographs, radios or other devices in a manner so as to be heard or seen outside of the demised premises, nor display merchandise on the exterior of the demised premises nor on the walkways or sidewalks appurtenant thereto either for sale or for promotion purposes.

         SECTION 9.02. Acts Injurious to Insurance. Tenant agrees that it will not do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date when Tenant receives possession hereunder. In case of a breach of this covenant, in addition to all other remedies of Landlord hereunder, Tenant agrees to pay to Landlord as additional rent any and all increase or increases of premiums on insurance carried by Landlord on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, caused in any way by the occupancy of Tenant.

         SECTION 9.03. Awnings, Etc. Tenant agrees that it will not, without the prior consent in writing of Landlord not to be unreasonably withheld, attach any awning, canopy, antenna or other projection to the roof or the outside walls of the demised premises or the building of which the demised premises are a part.

         SECTION 9.04. Auctions, Etc. Tenant agrees that it will not, without the prior consent in writing of Landlord, conduct any auction, fire, bankruptcy, or selling-out sale on or about the demised premises.

                                   ARTICLE X
                                     SIGNS

         SECTION 10.01. Landlord's Approval. Tenant will not exhibit, inscribe, paint, or affix any sign, advertisement, notice or other lettering on any part of the outside of the demised premises or of the building the demised premises is a part, or inside the demised premises if visible from the outside, without first submitting to Landlord a plan or sketch of the proposed sign or signs and without first obtaining Landlord's written approval thereof said approval not to be unreasonably witheld.

         SECTION 10.02. Permits. Tenant shall obtain at its sole cost and expense, all permits required in connection with such signs, and shall comply with all laws, orders, rules and regulations of governmental authorities relative to the erection, maintenance and repair of such signs. Landlord shall, if requested, cooperate with tenant to the extent required under such laws, orders, rules and regulations, provided, however, that Tenant shall reimburse Landlord for any expense incurred by Landlord in connection therewith.

         SECTION 10.03. Maintenance. Tenant further agrees to maintain such sign, lettering, etc., as maybe approved in good condition and repair at all times.

                                    ARTICLE XI
                   INSPECTION OF PREMISES AND ACCESS THERETO

         SECTION 11.01. Inspection of Premises; Repairs. Landlord reserves the right at all reasonable times and with prior notice to the tenant (with the exception of emergencies), by itself or its duly authorized agents to go upon and inspect the demised premises and every part thereof, and at its option to make repairs, alterations and additions to the demised premises or the building of which the demised premises are a part, provided, however, that nothing herein contained shall be deemed or construed as an obligation of Landlord to undertake or effect any such repairs, alterations or additions other than as hereinelsewhere specifically set forth.

         SECTION 11.02. Displaying "For Rent" Signs. Landlord reserves the right, after notice from either party of intention to terminate this lease, or at any time within six (6) months prior to the expiration of this lease, to post a "For Rent" sign, and said sign shall be placed upon that part of the demised premises as Landlord or its Agent shall require, except on door or doors leading into the demised premises or in such places that would interfere with Tenant's business. Prospective tenants authorized by Landlord or its Agent may inspect the premises at reasonable hours at any time.

         SECTION 11.03. Installation of Equipment, Etc. Landlord with Tenant's approval not to be unreasonably withheld, reserves the right to install or place upon, or affix to, the roof and exterior walls of the demised premises equipment, signs, displays, antennae, and any other object or structure of any kind, provided the same shall not materially impair the structural integrity of the building or interfere with Tenant's occupancy of the demised premises.

         SECTION 11.04. No Implied Eviction. Notwithstanding any inference to the contrary herein contained, it is understood that the exercise by Landlord of any of its rights hereunder shall never be deemed an eviction (constructive or otherwise) of tenant, or a disturbance of its use of the demised premises, and shall in no event render Landlord liable to Tenant or any other person, so long as such exercise of rights is in accordance with the foregoing terms and conditions.

                                   ARTICLE XII
                                INDEMNIFICATION

         SECTION 12.01. Indemnification. Tenant at all times, except for those occasions where the Landlord, its employees, agents or contractors has exercised negligence, shall indemnify Landlord and its agents, and save them harmless from suits, actions, damages, liability and expenses (including court costs and reasonable attorneys' fees) in connection with loss of life, bodily or personal injury or property damage arising from or out of any occurrence in, upon or at the demised premises or the occupancy or use by Tenant of said premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, invitees, licensees or concessionaires, either within the demised premises or upon the sidewalks and common areas of the Complex.

         SECTION 12.02. Occupancy at Tenant's Risk. Tenant shall store its property in, and shall occupy the demised premises and all other portions of the Complex at its own risk, and hereby releases Landlord and Landlord's agents from all claims of every kind resulting in loss of life, personal or bodily injury or property damage. Landlord and its agents shall not be responsible or liable at any time for any loss or damage to tenant's merchandise, equipment, fixtures or other personal property of Tenant or to Tenant's business. Landlord and its agents shall not be responsible or liable to Tenant or to those claiming by, through or under Tenant for any loss or damage to either the person or property of Tenant that may be occasioned by or through the acts or omissions of persons occupying adjacent, connecting or adjoining premises. Landlord and its agents shall not be responsible or liable for any defect, latent or otherwise, in the demised premises or in any other building in the Complex or any of the equipment, machinery, utilities, appliances or apparatus therein, except as herein before stated.

         SECTION 12.03. Release of Liability. Except for cases of the negligence of Landlord, its employees, agents or contractors, Landlord's agents,employees and contractors shall not be liable for, and Tenant waives all claims for, loss or damage to Tenant's business or damage to person or property sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the demised premises, the building or buildings of which it is a part, or any other part of the Complex, including, but not limited to, claims for damage resulting from: (i) any equipment or appurtenances becoming out of repair; (ii) any defect in or failure of plumbing, heating or air conditioning equipment, electric wiring or the install thereof, gas, water and steam pipes, stairs, porches, railings or walks; (iii) broken glass; (iv) the backing up of any sewer pipe or downspout; (v) the bursting, leaking or running of any tank, tub, washstand, water closet, waste pipe, drain or any other pipe or tank in, upon or about the demised premises, or any other building or buildings in the Complex; (vi) the escape of steam or hot water; (vii) water, snow, or ice being upon or coming through the roof, skylight, trap door, stairs, doorways, show windows, walks or any other place upon or near the demised premises, or any other building or buildings in the Complex, or otherwise;
(viii) the falling of any fixture, plaster, tile or stucco; and (ix) any act, omission or negligence of other tenants, licensees or of any other persons or occupants of any building in the Complex or of adjoining or contiguous buildings, or of owners of adjacent or contiguous property. Notwithstanding the above, the language in Section 6.01 shall govern the first year if the Lease Agreement.

         SECTION 12.04. Notice of Fire or Accident. Tenant shall give notice to Landlord in case of fire or accident in the demised premises or in the building of which the demised premises are a part or of defects therein or in any fixtures or equipment, such notice to be given within twenty-four (24) hours after any such event or as soon thereafter as is reasonably practicable.

         SECTION 12.05. Litigation Involving Landlord. In the event that Landlord shall without fault on its part be made a party to any litigation commenced by or against Tenant, and based upon a claim which is not covered by Landlord's insurance, then, and to such extent Tenant shall protect and hold Landlord and Agent harmless from and against any liability arising therefrom, and shall pay all costs, expenses and reasonable attorneys' fees.

         SECTION 12.06. Limit of Landlord's Liability - Non Recourse. Notwithstanding anything contained herein to the contrary, Tenant agrees that Landlord and its partners shall have no personal liability with respect to any of the provisions of this lease and Tenant shall look solely to the estate and property of Landlord in the land and buildings comprising the property of which the leased premises forms a part for the satisfaction of Tenant's remedies, including without limitation, the collection of any judgement or the enforcement of any judicial process requiring the payment or expenditure of money by Landlord or its partners in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease to be observed and/or performed by Landlord, subject, however, to the prior rights of any holder of any mortgage covering all or part of the property and no other assets of Landlord or any principal or partner of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim and in the event Tenant obtains a judgement against Landlord, and/or its partners, the judgement docket shall be so noted. This section shall inure to the benefit of Landlord's successors and assigns and their respective partners and/or principals.

                                  ARTICLE XIII
                                   INSURANCE

        SECTION 13.01. Required Coverages. Tenant, at its own cost and expense shall obtain and maintain in full force and effect during the original term of this lease, and any renewals or extensions thereof, policies of insurance covering the following risks:

                  (i) Fire and extended coverage, vandalism and malicious mischief insurance covering all of Tenant's stock in trade, fixtures, furniture, furnishings, removable floor coverings, trade equipment, signs, and all other decorations placed by Tenant in or upon the demised premises, to the extent of 100% of their full insurable value and replacement cost without deduction for depreciation, but in any event in an amount sufficient to prevent Tenant from becoming a coinsurer under the provisions of applicable policies;

                  (ii) Comprehensive General Public Liability Insurance on an occurrence basis with minimum limits of liability in an amount of not less than $1,000,000.00 for bodily, personal injury or death to any one person and to the limit of not less than $2,000,000.00 for bodily, personal injury or death to more than one person and in an amount of not less than $250,000.00 with respect to damage to property including water damage and sprinkler leakage legal liability.

                  (iii) Rent insurance payable in case of loss caused by a peril against which insurance is required to be maintained under (i) above, in an amount not less than the minimum rent becoming due under this lease, together with all other charges payable as rent hereunder, and the taxes levied, imposed or assessed with respect to, the twelve-month period following any such loss, damage or destruction.

                  (iv) Business interruption insurance in amounts sufficient to prevent Tenant from becoming a co-insurer thereof, and to assure the continuance of the operating income and profit of Tenant's business during any period in which Tenant is unable to conduct such business in the demised premises, or any part thereof, by reason of loss or damage due to fire or other casualty, the elements, civil commotion or riot, or any other cause, whether insured or uninsured.

         SECTION 13.02. Additional Coverages. Whenever in Landlord's reasonable judgment, good business practice and changing conditions indicate a need for additional or different types of insurance coverage, Tenant shall, upon request from Landlord, obtain such coverage, provided such coverages are reasonable, at Tenant's sole expense.

        SECTION 13.03. Designated Insureds; Endorsements; Evidence of Insurance. All policies of insurance to be obtained and furnished by Tenant hereunder shall be issued and carried in the name of Landlord and Tenant, as their respective interests may appear, together with such other party or parties as may be designated by Landlord as their interests may appear. All such policies of insurance shall be issued by a financially responsible company or companies, authorized to issue such policy or policies, and licensed to do business in Pennsylvania, and shall contain endorsements providing as follows: (a) that any such insurance shall not be subject to cancellation, termination or change except after ten (10) days' prior written notice by registered or certified mail to Landlord by the insurance company; and (b) that Landlord shall not be liable for any damage by fire or other casualty covered by such insurance, no matter how caused, it being understood that Tenant shall look solely to its insurer or insurers for reimbursement. Landlord and Tenant waive their right to recover damages against each other for any reason whatsoever to the extent the damaged party recovers indemnity from its insurance carrier. Any insurance policy procured by Tenant which does not name the Landlord as an additional insured shall contain an express waiver of any ri& of subrogation by the insurance company against Landlord. All public liability and property damage policies shall contain an endorsement that Landlord, although named as an insured, shall nevertheless be entitled to recover under said policies for any loss or damage occasioned to it, its servants, agents and employees by reason of the negligence of Tenant. All policies of fire and/or extended coverage or other insurance covering the demised premises or its contents shall contain a clause or endorsement providing in substance that the insurance shall not be prejudiced if the assureds have waived right of recovery from any person or persons prior to the date and time of loss or damage, if any. The original policy or policies, or duly executed certificates, for the same, together with satisfactory evidence or payment of the premium thereof shall be delivered to Landlord on or before the commencement of any Tenant work under this lease, and upon renewals of such policies, not less than fifteen (15) days prior to the expiration of the term of any such coverage.

        SECTION 13.04. No Injurious Acts. Tenant shall not do, suffer to be done, or keep, or suffer to be kept anything in, upon or about the demised premises which will contravene Landlord's policies insuring against loss or damage by fire or other hazards, including, but not limited to, public liability or which will prevent Landlord from procuring such policies in companies acceptable to Landlord. If anything be done, omitted to be done or suffered to be done by Tenant or kept or suffered by tenant to be kept in, upon or about the premises that shall cause the rate of fire or other insurance on the premises or other property of Landlord in companies acceptable to Landlord to be increased beyond the minimum rate from time to time applicable to the demised premises for use for the purpose permitted under this lease, or such other property for the use or uses made thereof, Tenant will pay the amount of such increase promptly upon Landlord's demand as additional rent.

         SECTION 13.05. Failure to Maintain Required Coverage. In the event that the Tenant at any time or times shall fail to obtain or maintain in full force and effect any or all of the insurance policies and coverages required of it hereunder, the Landlord, at its election after ten (10) days' written notice to the Tenant, and as agent for the Tenant, may obtain such insurance or coverage, or additional insurance or coverage as the case may be, pay the premiums thereon, or take such other steps as may be necessary to meet the requirements of this Article and upon demand, obtain reimbursement of the costs so expended (including service charges in the amount of 1 1/2% per month upon all such costs paid by Landlord) from the Tenant as additional rent, or Landlord may, at its sole option, terminate this lease upon thirty (30) days' written notice.

                                  ARTICLE XIV
                                 TRADE FIXTURES

        SECTION 14.01. Title to Property and Removal. All trade fixtures and lighting fixtures installed by tenant in the leased premises shall remain the property of Tenant and shall be removable at the expiration or earlier termination of this lease or any renewal or extension thereof, provided Tenant shall not at such time be in default under any covenant or agreement contained in this lease; and provided further, that in the event of such removal, having repaired the damage caused by such removal, Tenant shall promptly restore the premises to its original order and condition including reinstalling the original light fixtures which Teriant must store at a place of its choosing at Tenant's expense. Any such trade fixture not removed at or prior to such termination shall be and become the property of Landlord. Air conditioning equipment, whether or not installed by Tenant, shall not be removable at the expiration or earlier termination of this lease or at the expiration or any renewal or extension thereof, and shall become the property of Landlord.

        SECTION 14.02. Failure to Remove. Should, at the expiration or earlier termination of this lease or any renewal or extension thereof, Tenant fail to remove any trade fixtures installed by Tenant, then Landlord may remove such fixtures and recover all costs incidental to such removal from the Tenant as additional rent, and Landlord may dispose of such fixtures in any manner he deems fit without the necessity of accounting to Tenant for the proceeds of same.

                                   ARTICLE XV
                       ASSIGNING, MORTGAGING, SUBLETTING

        SECTION 15.01. Landlord's Consent. Tenant agrees not to assign, mortgage, pledge or encumber this lease, in whole or in part, or sublet the whole or any part of the demised premises to any licensee or concessionaire, without first obtaining the written consent of Landlord said consent not to be unreasonably withheld. Tenant agrees that, in the event of any such assignment, subletting, licensing or granting of a concession, made with the written consent of the Landlord as aforesaid, it will nevertheless, remain liable for the performance of all the terms, conditions and covenants of this lease, and in no event shall Tenant be entitled to receive any excess rents over the sums payable by Tenant to Landlord hereunder. The sale of the stock of the tenant shall not be considered an assignment for the purposes of this paragraph and Tenant shall not be obligated to obtain the consent of the Landlord for said sale.

         SECTION 15.02. Costs of Assignment or Subletting; Agency. In addition to all other obligations imposed upon Tenant hereunder, Tenant shall reimburse Landlord, upon demand, for all costs incurred by Landlord in connection with any assignment or subletting of the demised premises, including without limitation the cost of making inquiries and investigations as to the acceptability of the proposed assignee or subtenant and the legal costs incurred, if any, in connection therewith.

                                  ARTICLE XVI
                                 SUBORDINATION

        SECTION 16.01. Mortgages, Etc. At the option of Landlord or Landlord's permanent lender, or both of them, this lease and the Tenant's interest hereunder shall be subject and subordinate at all times to any mortgage or mortgages, deed or deeds of trust, or such other security instrument or instruments, including all renewals, extensions, consolidations, assignments and refinances of the same, as well as all advances made upon the security thereof, which now or hereafter become liens upon the Landlord's fee and/or leasehold interest in the demised premises, and/or any and all of the buildings now or hereafter erected or to be erected at the Complex, and/or any and all of the land comprising the Complex; provided, however, that in each such case, the holder of such other security or the trustee of such deed of trust or holder of such other security instrument shall agree that this lease shall not be divested or in any way affected by foreclosure or other default proceedings under said mortgage, deed of trust, or other instrument or other obligations secured thereby, so long as the Tenant shall not be in default under the terms of this lease; and Tenant agrees that this lease shall remain in full force and effect notwithstanding any such default proceedings.

        SECTION 16.02. Utility Easements, Etc. At the option of Landlord and/or Landlord's permanent lender, this lease and the Tenant's interest hereunder shall be subject and subordinate to any and all utility easements or grants, mutual parking easement agreements or Development and Operating agreements which may now or hereafter affect the Complex or any portion or portions thereof.

        SECTION 16.03. Execution of Documents. The Tenant agrees to execute such other document or documents as may be required by any mortgagee, trustee under any deed of trust, or holder of a similar security interest, or any party to the types of documents enumerated herein for the purpose of subordinating this lease in accordance with the foregoing. To effectuate the intention of the parties with respect to this section it is agreed and understood that should Tenant fail or otherwise refuse to execute such other document or documents as Landlord may request, and such failure or refusal shall continue for a period of ten (10) days after a formal written request shall have been forwarded to Tenant by Landlord, then and upon such event, Tenant shall be deemed to have appointed Landlord and Landlord shall thereupon be regarded as the irrevocable attorney-in-fact of the Tenant, duly authorized to execute and deliver the required document or documents for and on behalf of Tenant.

                                  ARTICLE XVII
                                TENANT'S DEFAULT

        SECTION 17.01. Insolvency, Etc. This lease and the term and estate hereby granted are subject, inter alia, to the limitation that whenever Tenant or any guarantor of Tenant under this lease shall make an assignment for the benefit of creditors; or shall file a voluntary petition under any bankruptcy or insolvency law; or an involuntary petition alleging an act of bankruptcy or insolvency is filed against Tenant; or whenever a petition shall be filed by or against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or any future state or federal bankruptcy act or any other present or future applicable federal, state or other statute or law; or whenever Tenant shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties; or whenever a permanent or temporary receiver of Tenant or of or for the property of Tenant shall be appointed; or whenever Tenant shall plead bankruptcy or insolvency as a defense in any action or proceeding; or an order, judgment or decree shall be entered by any court of competent jurisdiction on the application of a creditor adjudicating the Tenant a bankrupt or insolvent, or approving a petition seeking reorganization of the Tenant, or its guarantor; or appointment of a receiver, trustee or liquidator of the Tenant or its guarantor, or of all or substantially all of either of their respective assets; or any department of the state or the federal government, or any officer thereof, duly authorized, shall take possession of the business or property of the Tenant by reason of insolvency or alleged insolvency of the Tenant; or whenever the Tenant shall permit or otherwise suffer this lease to be taken under any writ of execution; or if this lease shall pass to or devolve upon, by law or otherwise, to one other than Tenant, then and in any one or more of such events, the Landlord (a) at any time after receipt of notice of the occurrence of any such event, or (b) if such event occurs without the acquiescence of Tenant, at any time after the event continues for sixty (60) days, may give Tenant a notice of intention to end the term of this lease at the expiration of five (5) days from the service of such notice of intention, and upon the expiration of said five
(5) day period this lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as hereinelsewhere provided.

         SECTION 17.02. Failure to Pay Rent or Perform Other Obligation. This lease and the term and estate hereby granted are subject to the further limitation that:

                  (i) Whenever Tenant shall default in the payment of any installment of minimum rent, on any day upon which the same shall be due and payable, or

                  (ii) Whenever Tenant shall default in the payment of any installment of percentage rent, real estate taxes, Tenant's proportionate share of common area and other charges, Tenants' Association dues and assessments, promotion and advertising expenses, or any other charge or payment due or payable by Tenant under this lease for any reason whatsoever, on any day upon which the same shall be due and payable, or

                  (iii) Whenever Tenant shall default in the performance of any other obligation, covenant or agreement by it to be performed or observed under this lease, and such default shall continue and shall not be remedied by Tenant within five (5) days after Landlord shall have given to Tenant a notice specifying the same, or, in the case of a happening or default which cannot with due diligence be cured within a period of five (5) days and the continuance of which for the period required for cure will not subject Landlord to the risk of criminal liability or termination of any superior lease or foreclosure of any superior mortgage, if Tenant shall not duly institute within such five (5) day period and promptly and diligently prosecute to completion all steps necessary to remedy the same, or

                  (iv) If Tenant shall fail for any reason to assume occupancy of the demised premises pursuant to the provisions of this lease (provided that all of the conditions therein set forth shall have occurred), or

                  (v) Whenever Tenant shall abandon the demised premises, or a substantial portion of the demised premises shall remain vacant for a period of thirty (30) consecutive days, unless such vacancy arises as a result of a casualty including, but not limited to, fire explosion or similar events.

         Then at any time after the occurrence of any one or more of such events and should Tenant fail to cure such event within ten days after receiving written notice from Landlord of said event, Landlord may give to Tenant a notice of intention to end the term of this lease at the expiration of five (5) days from the date of the service of such notice of intention, and upon the expiration of said five (5) days this lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as hereinelsewhere provided.

        SECTION 17.03. Scope. This Article XVII shall apply to all extensions, expansions, or renewals of the term of this Lease, and in the event that prior to the date fixed for the commencement of any extension or renewal term the Tenant shall be in default of any of the obligations to be observed and performed by it hereunder, the Landlord shall have the right, exercisable upon two (2) days' written notice to Tenant to cancel said extension or renewal term.

                                  ARTICLE XVIII
                   REMEDIES OF LANDLORD UPON TENANT'S DEFAULT

        SECTION 18.01. Right to Relet; Damages for Breach. Should Landlord elect to re-enter the demised premises as provided in this lease, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this lease or it may from time to time without terminating this lease make such alterations and repairs as may be necessary in order to relet the premises and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such reletting all rentals received by the Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees payable by Landlord to its agent under both the existing letting hereunder and the reletting and attorneys' fees and of costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by Landlord shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach.

        SECTION 18.02. Right to Terminate. Tenant further agrees and it is hereby made a condition of this lease, or any extension thereof, that if Tenant shall commit any of the breaches enumerated in Article XVII hereof then Landlord, in the event of any such breach or breaches, will have the option of giving Tenant a notice of intention to end the term of this lease at the expiration of ten (10) days from the service of such notice of intention, and provided said breech or breeches are not cured within ten (10) days from the date of service of said notice this lease and the term and estate hereby granted (whether or not the term shall theretofore have commenced) as well as all of the right, title and interest of the Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Tenant's liability) as if the date fixed in such notice were the date herein originally specified for the expiration of the term herein demised; and tenant shall then immediately quit and surrender to Landlord the demised premises, including any and all buildings and improvements thereon, and Landlord may enter into and repossess the demised premises by summary proceedings, detainer, ejectment or otherwise and remove all occupants thereof and, at Landlord's option, any property thereon without being liable to indictment, prosecution or damage therefor.

        SECTION 18.03. Damages Upon Termination or Re-Entry. Should Landlord at any time terminate this lease for any breach hereof or exercise its right of re-entry hereunder, then, in addition to any other remedies it may have, Landlord may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the leased premises, reasonable attorneys' fees and the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord, and Landlord shall thereafter pay to Tenant, at such time or times as Landlord shall be in receipt of the same, the rent for the leased premises for the remainder of the stated term collected from tenants thereafter using the premises, up to the amount of the rent reserved which has theretofore been collected from Tenant, less costs of reletting, including brokerage commissions, attorneys' fees, costs incurred in making repairs, replacements or decorations in the demised premises, advertising expenses and all other costs and expenses incidental or consequent to such reletting. In determining the rent payable by Tenant hereunder subsequent to default, the annual rent for each year of the unexpired term shall be equal to the aggregate of the fixed minimum rent reserved for the balance of the term remaining after default, plus the number of years remaining in the balance of the term multiplied by the annual average of the percentage rent, if any, and all other additional rent theretofore paid or payable by the Tenant for the three (3) lease years last preceding such default or, if three (3) lease years have not elapsed, the annual average of the percentage rent, if any, and all other additional rent theretofore paid or payable by Tenant. It is hereby further understood that any such reletting may be for a period shorter or longer than the remaining term of this lease, but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled to credit in respect of any net rents from such a reletting (except to the extent that such net rents are actually received by Landlord). Landlord shall in no event be responsible or liable for any failure to relet the demised premises or any part thereof, nor for failure to collect the rental therefor under such reletting.

        SECTION 18.04. Waiver of Jury Trial. The Tenant does waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use and occupancy of the leased premised and/or any claim of injury or damage.

        SECTION 18.05. Recovery of Legal Expenses. If either party brings a legal action against the other as a result of an infraction of the terms of this lease, the party that is found not to be in violation of the terms of this lease shall be entitled to recover its reasonable legal fees from the violating party.

        SECTION 18.06. Acceleration of Rent. In the event of any default hereunder, Tenant agrees that thereupon and in such event the whole rent reserved for the balance of the term and all other sums payable hereunder as rent for the balance of the term or any part thereof shall immediately become due and payable as if by the terms of this lease it were payable in advance, and Landlord may immediately proceed to distrain, collect, confess judgment or bring action for the said whole rent or such part thereof as aforesaid, as rent being in arrears, or may enter judgment therefor in an amicable action as hereinelsewhere provided for in case of rent in arrears, or may file a proof of claim in any bankruptcy or insolvency proceedings for such rent, or Landlord may institute any other proceedings, whether similar to the foregoing or not, to enforce payment thereof.
        For the purposes of this lease, the rent reserved for the balance of the term as used herein shall be deemed to be aggregate of the fixed minimum rent reserved for the balance of the term remaining after such default or breach by the Tenant, plus the number of years remaining in the balance of the term multiplied by the annual average of the percentage rent, if any, and all other additional rent theretofore paid or payable by the Tenant for the three (3) years last preceding such breach or default or, if three (3) lease years have not then elapsed, the annual average of the percentage rent, if any, and all other additional rent theretofore paid or payable by the Tenant.

        SECTION 18.07. Default Prior to Possession. In the event Tenant breaches or threatens to breach this lease prior to possession, in addition to any other rights accruing to Landlord by operation of law or equity, by or under any legal proceedings or by the provisions of this lease, Landlord may cancel this lease by giving Tenant five (5) days written notice of its intent to do so whereupon all security deposits will be retained by Landlord as liquidated damages and Landlord, at its option, may proceed to relet the demised premises with no liability or obligation to Tenant whatsoever. This section shall be self-operative and no further instrument of cancellation shall be required of Tenant and Landlord.

        SECTION 18.08. All Remedies Cumulative; Injunctive Relief. It is further agreed that in the event of a breach or threatened breach by Tenant of any of the agreements, conditions, covenants or terms hereof, Landlord shall have the right to injunctive relief to restrain the Tenant and the right to invoke any remedy allowed by law or in equity whether or not other remedies, indemnity or reimbursements are, herein provided. It is further agreed that each and every right and remedy of Landlord provided for in this lease shall be cumulative and shall be in addition to every other right or remedy provided for in this lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this lease or now or hereafter existing at law or in equity or by statute or otherwise.

        SECTION 18.09. Joint and Several Liability. If two or more individuals, corporations, partnerships, unincorporated associates or other entities (or any combination of two or more thereof) shall execute this lease as Tenant, the liability of each such individual, corporation, partnership, unincorporated association or other entity to pay rent and perform all other obligations hereunder shall be deemed to be joint and several. In like manner, if the Tenant named herein shall be a partnership or other business association the members of which are, by virtue of statute or common law, subject to personal liability, then the liability of each such member shall be joint and several.

        SECTION 18.10. No Designation of Credits. In the event that Tenant is in arrears in payment of minimum rent, percentage rent and/or additional rent, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to any items it sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited.

                                  ARTICLE XIX
                           WAIVERS AND MODIFICATIONS

        SECTION 19.01. Failure to Enforce No Waiver. The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the agreements, terms, covenants, conditions or obligations of this lease, or to exercise any right, remedy or election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this lease or of the right to exercise such right, remedy or election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omissions. The manner of enforcement or the failure of Landlord to enforce any of the Rules and Regulations set forth herein, or hereafter adopted, against the Tenant and/or any other tenant in the Complex shall not be deemed a waiver of any such Rules and Regulations.

         SECTION 19.02. Executory Agreements to be in Writing. No executory agreement hereafter made between Landlord and Tenant shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this lease, in whole or in part, unless such executory agreement is in writing, refers expressly to this lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge or termination or effectuation of the abandonment is sought

        SECTION 19.03. Surrender to be in Writing. No agreement to accept a surrender of all or any part of the demised premises shall be valid unless in writing and signed by Landlord. The delivery of keys to an employee of Landlord shall not operate as a termination of this lease or an acceptance of a surrender of the demised premises. If Tenant shall at any time request Landlord to sublet the demised premises for Tenant's account, Landlord or its agent is authorized to receive said keys for such purposes without releasing Tenant from any of its obligations under this lease, and Tenant hereby releases Landlord from any liability for loss or damage to any of Tenant's property in connection with such subletting.

        SECTION 19.04. Acceptance of Rents No Waiver of Breach. The receipt or acceptance by Landlord of rents with knowledge of breach by Tenant of any term, agreement, covenant, condition or obligation of this lease shall not be deemed a waiver of such breach.

        SECTION 19.05. Financing Requirements. If, in connection with obtaining, continuing or renewing financing for which the Complex or any portion or portions thereof, or the fee or the leasehold or any interest therein represents collateral in whole or in part, a banking, insurance or other lender shall request reasonable modifications of this lease as a condition of such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or adversely affect to a material degree the Tenant's leasehold interest hereby created.

                                   ARTICLE XX
                              FINANCING AGREEMENT

        SECTION 20.01. Execution Prohibited. Tenant agrees not to enter into, execute or deliver any financing agreement that can be considered as a priority to any mortgage, deed of trust or security interest in the tenant's chattels located in and/or pertaining to the demised premises and, in the event Tenant does so execute or deliver such financing agreement, such action on the part of Tenant shall be considered a breach of the terms and conditions of this lease entitling Landlord to such remedies as are provided for herein, including, but not limited to, termination of this lease.

                                    ARTICLE
                                CUSTOM AND USAGE

        SECTION 21.01. Not Created by Failure to Enforce. It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding, that Landlord shall have the right at all times to enforce the covenants and conditions of this lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Landlord in refraining from so doing at any time or times; and further, that the failure of Landlord at any time or times to enforce its right under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this lease or as having in any way or manner modified or waived the same.

                                  ARTICLE XXII
                             SURRENDER AND HOLDOVER

        SECTION 22.01. Damages Upon Failure to Surrender. Tenant, upon expiration or earlier termination of this lease, or any renewal or extension hereof, either by lapse of time or otherwise, agrees peaceably to surrender to Landlord the premises in broom-clean condition and in good repair as required by Articles VII and IX hereof. In the event that Tenant shall fail to surrender the premises Landlord, in addition to all other remedies available to it hereunder, shall have the right to receive, as liquidated damages for all the time Tenant shall so retain possession of the premises or any part thereof, an amount equal to one and one half the minimum rent, if applicable, specified in Articles III and IV of this Lease, as applied to such period. Provided, however, that nothing contained in this section shall be deemed or construed as conferring upon Tenant a right to remain in possession of the demised premises beyodd the expiration or termination of this lease or any extension or renewal hereof.

        SECTION 22.02. Consensual Holdover. In the event Tenant shall remain in possession of the demised premises with Landlord's consent but without having executed a new lease or an extension or renewal of the within lease, then Tenant shall be deemed to be in occupancy and possession of the demised premises as a Tenant from month to month, subject to all the other terms, conditions, provisions and obligations of this lease insofar as the same are applicable to a month to month tenancy. In the event that there occurs such consensual holdover as aforesaid, and if either party thereafter desires to terminate said occupancy at the end of any one month period following the expiration date of the term of this lease, the parties so desiring to terminate the same shall give the other party at least thirty (30) days' written notice to that effect.

        SECTION 22.03. Tenant's Liability for Resulting Damages. If the said Tenant fails to surrender the demised premises upon the termination of this lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall indemnify and hold Landlord harmless from loss or liability resulting from such failure including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded on such failure.

                                 ARTICLE XXIII
                            ADDITIONAL CONSTRUCTION

        SECTION 23.0 1. Rights Reserved to Landlord. Landlord hereby reserves the right at any time and from time to time to make alterations or additions to, and to build additional stories on, the building in which the premises are contained, and to build adjoining the same provided such changes do not intefere with tenant's business. Landlord also reserves the right to construct other or add to other buildings or improvements in the Complex, and to permit others to do so, from time to time.

                                  ARTICLE XXIV
                       DAMAGE OR DESTRUCTION OF PREMISES

        SECTION 24.01. Total or Partial Destruction. If the leased premises shall be damaged by fire or other casualty covered by policies of fire and broad form extended coverage insurance but are not thereby rendered untenantable in whole or in part, Landlord shall at its own expense cause such damage to be repaired, and the rent shall not be abated. If by reason of such occurrence, the premises shall be rendered untenantable in whole or in part and provided the necessary repairs to make the space tenantable can be performed within ninety days of the occurrence of said casulaty, Landlord shall at its own expense cause the damage to be repaired and the fixed minimum rent meanwhile shall be abated proportionately until Landlord has restored the premises as to the portion of the premises rendered untenantable. If the leased premises shall be damaged or destroyed by a fire or casualty not covered by Landlord's policies of fire and broad form extended coverage insurance and the Landlord decides not to repair and restore the premises, Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within ninety (90) days from and after the occurrence of such damage or destruction, to elect to cancel and terminate this lease. Either party shall have the right, to be exercised by notice in writing, delivered to the other within sixty (60) days from and after any occurrence which renders the premises wholly untenantable to cancel this lease, said cancellation to take effect sixty (60) days from and after the receipt of such notice by the other party, and in such event this lease and the tenancy hereby created shall cease as of the aforesaid cancellation date, the rent to be adjusted as of such date; provided. In no event shall Landlord be obligated to expend for any repairs or reconstruction pursuant to this section an amount in excess of the insurance proceeds recovered by it and allocable to the damage to the leased premises after deduction therefrom of any amounts required to be paid to Landlord's mortgagee. (Landlord shall not be liable for delays occasioned by adjustment of losses with insurance carriers or by any other cause so long as Landlord shall proceed in good faith.)

        SECTION 24.02. Partial Destruction of Complex. In the event that fifty percent (50%) or more of the gross leasable area of the Complex shall be damaged or destroyed by fire or other cause notwithstanding that the leased premises may be unaffected by such fire or other cause, Landlord shall have the right, to be exercised by notice in writing delivered to the Tenant within sixty (60) days from and after said occurrence, to cancel and terminate this lease. Upon the giving of such notice, the term of this lease shall expire by lapse of time upon the ninetieth (90th) day after such notice is given and Tenant shall vacate the leased premises and surrender the same to Landlord.

                                  ARTICLE XXV
                                EMINENT DOMAIN

        SECTION 25.01. Total Condemnation. If the whole of the leased premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this lease shall cease and terminate as of the date on which possession of the demised premises is required to be surrendered to the condemning authority, and all rentals shall be paid up to that date and Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired term of this lease.

        SECTION 25.02. Total Parking Area. If the whole of the common parking areas in the Complex shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this lease shall cease and terminate as of the date on which possession of the parking area is required to be surrendered to the condemning authority, unless Landlord shall prior to such date notify Tenant of its intention to provide other parking facilities of similar size and location to the original parking which shall not violate the requirements of the applicable zoning or similar law (or any permitted variance thereof or exception thereto) regulating the size, layout and location of parking facilities at the Complex, and shall thereafter provide such facilities within six (6) months after such date. In the event that Landlord shall provide such other parking facilities, then this lease shall continue in full force and effect without any reduction or abatement of rent. In any event, Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired term of this lease.

        SECTION 25.03. Partial Condemnation. If any part of the leased premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, and in the event that such partial taking or condemnation shall render the leased premises unsuitable for the business of the Tenant, then the term of this lease shall cease and terminate as of the date on which possession of the demised premises is required to be surrendered to the condemning authority and Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired term of this lease. In the event of a partial taking or condemnation which is not extensive enough to render the premises unsuitable for the business of Tenant, then Landlord shall promptly restore the leased premises to the extent of condemnation proceeds available for such purpose to a condition comparable to their condition at the time of such condemnation less the portion lost in the taking, and this lease shall continue in full force and effect. In such event, the fixed minimum rent shall abate proportionately, but the percentage rent, if any, shall not abate; however, the "volume allowance" shall abate proportionately to the minimum rent. For purposes of determining the amount of funds available for restoration of the leased premises from the condemnation award said amount will be deemed to be that part of the award which remains after payment of Landlord's reasonable expenses, including Agents commissions, incurred in recovering same and any amounts due to any mortgagee of Landlord, and which represents a portion of the total sum so available (excluding any award or other compensation for land) which is equitably allocable to the leased premises.

        SECTION 25.04. Partial Condemnation of Parking Area. If any part of the parking area in the Complex shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose and if, as the result of such partial taking, the size, layout or location of the remaining parking facilities will violate the requirements of the applicable zoning or similar law (or any permitted variance thereof or exception thereto) regulating same, then the Landlord shall have the right and power to declare the term of this lease at an end as of the date on which possession of the condemned property is required to be surrendered to the condemning authority, unless the Landlord shall take immediate steps toward eliminating such violation, in



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

which event this lease shall be unaffected and remain in full force and effect as between the parties. In any event, Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired term of this lease.

        SECTION 25.05. Landlord's Damages. In the event of any condemnation or taking as hereinbefore provided, whether whole or partial, the Tenant shall not be entitled to any part of the award, as damages or otherwise, for such condemnation and the Landlord and any mortgagee of Landlord are to receive the full amount of such award as their respective interests may appear, the Tenant hereby expressly waiving any right or claim to any part thereof and assigning to Landlord any such right or claim to which it might become entitled.

         SECTION 25.06. Tenant's Damages. Although all damages in the event of any condemnation are to belong to the Landlord and any mortgagee of Landlord as aforesaid, unless such damages are awarded as full compensation for diminution in value of the leasehold or to the fee of the leased premises, Tenant shall have the right to the extent that same shall not diminish the Landlords or such mortgagee's award to claim and recover from the condemning authority, but not from Landlord or such mortgagee, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right for or on account of, and limited solely to, any cost to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment.

                                  ARTICLE XXVI
                               NO OFFER OR OPTION

        SECTION 26.01. No Offer or Option. The submission of this lease for examination by Tenant does not constitute an offer or an option to leased the demised premises, nor is it intended as a reservation of the demised premises for the benefit of Tenant.

        SECTION 26.02. Execution and Delivery. It is expressly understood and agreed that this "formal written lease agreement" shall not be effective or binding upon the parties until it is fully and properly executed by Tenant and Landlord.

                                 ARTICLE XXVII
                                     AGENCY

         SECTION 27.01. No Liability of Agent. It is expressly understood and agreed between the parties hereto that Allan H. Smith, Real Estate Ltd. its salesmen and employees, are acting in the representative capacity of agent only and will in no case whatsoever be held liable in any manner to either party for the performance of any term or covenant of this agreement or for damages for the non-performance thereof




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

                                ARTICLE XXVIII
                             SUCCESSORS AND ASSIGNS

        SECTION 28.01. Binding Effect. All rights, obligations and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors, sublessees and assigns of said parties, subject to the provisions of
Article XVI hereof, and if there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants, and agreements herein and the word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this lease may be given by or to anyone thereof. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as aforesaid.

                                  ARTICLE XXEX
                                  FORCE MAJEURE

        SECTION 29.01. Delay or Non-Performance Excused. In the event that Landlord shall be delayed, or hindered, or prevented from the performance of any act required hereunder, by reason of governmental restrictions, scarcity of labor or materials, or for other reasons beyond its control, the performance of such act shall be excused for the period of delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

                                  ARTICLE XXX
                               OFFSET STATEMENT

        SECTION 30.01. Duty of Tenant to Furnish. Within ten (10) days after request therefor by Landlord, or in the event that upon any sale, assignment or hypothecation of the leased premises and/or the land thereunder and/or any interest therein of Landlord or any person or entity through which Landlord's interest is derived, a statement shall be required from Tenant, Tenant agrees to execute and deliver to any proposed mortgagee or purchaser or Landlord, (provided mortgagee, purchaser or Landlord provides Tenant a non disturbance agreement for the balance of tenant's lease) a certificate in recordable form satisfactory to the requesting party, signed by a duty authorized officer of Tenant, certifying (if such be the case) that this lease is in full force and effect and that there are no defenses or offsets thereto or modifications thereof, or stating those claimed by Tenant, and providing also such additional information concerning the status or conditions of this lease and the rental payments hereunder and agreements regarding notification of lease cancellation or other matters as may reasonably be requested by Landlord or such mortgagee or purchaser. Any failure of Tenant to comply within such ten (10) day period shall be deemed a material breach of this lease, and it is intended that any statement delivered hereunder may be relied upon by any prospective purchaser of the leased premises or interest therein, or any holder or prospective holder of a mortgage of the fee title of the premises or premises of which they are a part or interest therein, or any assignee of any such mortgage or any landlord in any sale-leaseback of the Complex or part thereof or interest therein.



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

        SECTION 30.02. Attornment. Tenant shall, if requested at any time, by a first mortgagee of the premises, or by Landlord's landlord or other party through whom Landlord's rights in the premises are derived in the event of the termination of Landlord's estate in the premises, or in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage made by the Landlord covering the leased premises, attorn to the purchaser upon any such foreclosure or sale or to such other party and recognize such purchase or other party as the Landlord under this lease.

                                  ARTICLE XXXI
                                     NOTICES

         SECTION 31.01. Manner and Place of Service. Wherever in this lease it shall be required or permitted that notice or demand be given or served by either party to this lease to or on the other, such notice or demand shall not be deemed to have been duly given or served unless in writing and either personally delivered or forwarded by registered or certified mail, postage prepaid, addressed to:

          the Landlord, Sycamore Street Associates,
               c/o Allan H. Smith, Real Estate Ltd.
               P.O. Box 529
               301 South State Street
               Newtown, Pa. 18940

          with a copy to Craig A. Smith, Esq.
               P.O. Box 39
               Newtown, Pennsylvania 18940

and addressed to the Tenant at said Tenant's address set forth on the first page of this lease with a copy to:

               Daniel J. O'Donnell, Esq.,
               Destribats, Campbell, DeSantis, Magee & O'Donnell
               247 White Horse Avenue
               Trenton, New Jersey 08610

                                 ARTICLE XXXII
                                 INTERPRETATION

        SECTION 32.01. Entire Agreement. This lease, and the exhibits, riders, schedules or addenda, if any, attached hereto, constitute the entire agreement between the parties, and any prior conversations or writings are deemed merged herein and thereby extinguished and of no further force and effect, and there are no covenants, promises, agreements, conditions or understandings either oral or written, between the parties to this lease other than those herein set forth.



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

        SECTION 32.02. Amendment. Except as herein may be otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

        SECTION 32.03. Captions. The captions, headings, article and section numbers, and index appearing in this lease have been inserted only for convenience of reference and are not intended in any way to define, limit, construe, or circumscribe the scope or intent of the sections or articles designated thereby nor in any way to affect this lease.

         SECTION 32.04. Controlling Law. This lease, and the exhibits, riders, schedules or addenda, if any, attached hereto, are to be interpreted and construed according to the laws and statutes of the Commonwealth of Pennsylvania.

        SECTION 32.05 Venue. The parties agree that for any cause of action brought by virtue of or arising under the terms of this lease, either equitable or at law, venue shall be only in the Court of Common Pleas of Bucks County, Pennsylvania.

        SECTION 32.06. Negation to Personal Liability. Notwithstanding anything contained herein to the contrary, Tenant agrees that Landlord and its partners shall have no personal liability with respect to any of the provisions of this lease and Tenant shall look solely to the estate and property of Landlord in the land and buildings comprising the Complex of which the demised premises forms a part for the satisfaction of Tenant's remedies, including without limitation, the collection of any judgment or the enforcement of any other judicial process requiring the payment or expenditure of money by Landlord or its partners in the event of any default or breach by Landlord with respect to any of the terms and provisions of this lease to be observed and/or performed by Landlord, subject, however, to the prior rights of any holder of any Mortgage covering all or part of the Complex, and no other assets of Landlord or any principal or partner of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim and in the event Tenant obtains a judgment against Landlord, and/or its partners the judgment docket shall be so noted. This Section shall inure to the benefit of Landlord's successors and assigns and their respective partners and/or principals.

                                 ARTICLE XXXIII
                             BROKERAGE COMMISSIONS

        SECTION 33.01. Tenant's Warranty. Tenant warrants and represents to Landlord that Tenant has dealt with no brokers in connection with this lease and that the premises being leased hereunder was not called to Tenant's attention by any broker, other than Allan H. Smith Real Estate Ltd.,whose commission will be paid by Landlord. Tenant agrees to be responsible for and to indemnify and save Landlord harmless from and against any claim for a commission or other compensation by any broker claiming to have negotiated with tenant with respect to the premises leased hereunder or to have called the said premises to Tenants attention.

        IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have hereunto set their hands and seals the day and year first above written.



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

                              (TENANT) YARDVILLE NATIONAL BANK

                              By:_____________________________

                                      Patrick M. Ryan, Pre/CEO
                              Attest:
                              (CORPORATE SEAL (if applicable)]

                              SYCAMORE STREET ASSOCIATES:


                              By:_____________________________


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